UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report:
December 8, 2008

Frontier Financial Corporation
(Exact name of registrant as specified in its charter)

Washington (State of incorporation or organization)	000-15540 (Commission File Number)	91-1223535 (I.R.S. Employer Identification No.)
332 S.W. Everett Mall Way P.O. Box 2215 Everett, Washington (Address of principal executive offices)	98213 (Zip Code)
Registrant’s telephone number, including area code: (425) 514-0700

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 [  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
 [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2008, Frontier Financial Corporation, the financial holding company for Frontier Bank, announced that founder, long-time CEO and current Chairman Bob Dickson has announced that effective immediately he is stepping down from his position as Chairman and will retire from the Board of Directors on December 31, 2008.  Director Pat Fahey will replace Mr. Dickson as Chairman of Frontier Financial Corporation and Frontier Bank.
Additionally, Frontier Financial Corporation also announced today two important additions to the executive management team.  Effective immediately, subject to regulatory approval, Mr. Fahey will be named CEO of Frontier Financial Corporation and Director Mike Clementz will be named President of Frontier Financial Corporation and CEO of Frontier Bank.  John Dickson will transition from his role as President and CEO of Frontier Financial Corporation and become President of Frontier Bank charged primarily with the ongoing operation of Frontier’s core business.  Mr. Dickson will continue in his role as a Director of Frontier Financial Corporation and Frontier Bank.

A copy of the related press release dated December 8, 2008, is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits

            Exhibit 99.1 Press Release dated December 8, 2008.

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

This report contains “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements describe management’s expectations regarding future events and developments such as the fair market value of Frontier’s investment portfolio. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The words “should,” “anticipate,” “expect,” “will,” “believe,” and words of similar meaning are intended, in part, to help identify forward-looking statements. Future events are difficult to predict, and the expectations described above are subject to risks and uncertainties that may cause actual results to differ materially. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected. In addition to discussions about risks and uncertainties set forth from time to time in the Company’s filings with the Securities and Exchange Commission, factors that may cause actual results to differ materially from those contemplated in these forward-looking statements include, among others: (1) the extent and duration of continued economic and market disruptions and governmental actions to address these disruptions; (2) the risk of new and changing legislation, regulation and/or regulatory actions; (3) pending litigation; (4) local and national general and economic conditions; (5) changes in interest rates; (6) reductions in loan demand or deposit levels; and (7) changes in loan collectibility, defaults and charge-off rates. Frontier Financial Corporation does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made. Any such statements are made in reliance on the safe harbor protections provided under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRONTIER FINANCIAL CORPORATION
(Registrant)
December 8, 2008	/s/ Pat Fahey
(Date)	Pat Fahey Chairman and Chief Executive Officer